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                                                                  Exhibit 99.3

                                  CERTIFICATION


         The undersigned hereby certify that Crown NorthCorp, Inc.'s report on Form 10-QSB for the quarterly period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in the report fairly represents, in all material respects, the financial condition and results of operation of the company.



Dated: May 19, 2003                       By: /s/ Ronald E. Roark
                                             ----------------------------------
                                              Ronald E. Roark, Chairman and
                                              Chief Executive Officer



                                          By: /s/ Rick L. Lewis
                                             ----------------------------------
                                              Rick L. Lewis, Vice President,
                                              Treasurer and Chief Financial
                                              Officer



                                          By: /s/ Stephen W. Brown
                                             ----------------------------------
                                              Stephen W. Brown, Secretary